[graphic omitted]

-----------------------------------------------
NEWPORT JAPAN OPPORTUNITIES FUND Annual Report
-----------------------------------------------
August 31, 1999

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

{Photo of Stephen E. Gibson]


Dear Shareholder:

We are pleased to present the annual report for Newport Japan Opportunities Fund. This report covers the 12 months ended August 31, 1999.

The Japanese stock market, as measured by the Nikkei 225 Index, staged a double-digit comeback in 1999.(1) This was a welcome turnaround on the heels of one of the most difficult investment periods in recent history for all of Southeast Asia.

Increased optimism among investors and an improving economy helped create a much more buoyant environment for stock prices than has been seen in several years. In this environment, Newport Japan Opportunities Fund performed very well. The Fund is ranked in the top quartile of its Lipper peer group for both the one- and three-year periods ended August 31, 1999.(2) We believe Newport's long track record of investment management in Asia and Japan has made a significant contribution to this performance record.

The following report provides more specifics about the Fund's performance and the strategies that helped make it one of the strongest performers in its peer group. As always, we thank you for the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    October 12, 1999

TABLE OF CONTENTS

1   HIGHLIGHTS

2   PORTFOLIO MANAGER'S REPORT

3   PERFORMANCE

4   PORTFOLIO OF INVESTMENTS

5   FINANCIAL STATEMENTS

8   NOTES TO FINANCIAL STATEMENTS

11  FINANCIAL HIGHLIGHTS

                          ---------------------------
                          Not FDIC  May Lose Value
                          Insured   No Bank Guarantee
                          ---------------------------

(1) The Nikkei 225 Index is an unmanaged index that tracks the performance of stocks traded on the Tokyo Stock Exchange. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

(2) Lipper, Inc., a widely respected data provider for the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The average total return calculated for funds in the Lipper Japanese Region Funds category was 83.23% for the 12 months ended August 31, 1999. The Fund's Class A shares ranked in the first quartile for one year (ranked 6 out of 42 funds) and in the first quartile for three years (ranked 4 out of 27 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

    Because market and economic conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

o   TANGIBLE SIGNS OF AN ECONOMIC RECOVERY

    Japan's economy grew by 2.0% in the first quarter of 1999. Inventories are at a 10-year low and industrial production has been positive for two consecutive months.

o   CONSUMER SPENDING RISES

    Japanese consumers, who account for 60% of the economy, have started to loosen their purse strings. Spending on items such as appliances and computers has risen.

o   SMALL COMPANIES LEAD THE WAY

    New, smaller companies, which have reorganized around more competitive ways of doing business, have profited the most in the recent stock market rally.

o   STRONG PERFORMANCE FOR THE PAST 12 MONTHS

    In an environment of improving economic and financial conditions in Japan, Newport's diligent research process helped the Fund deliver strong gains during the reporting period.

NET ASSET VALUE PER SHARE ON 8/31/99

Class A               $18.54
----------------------------
Class B               $18.11
----------------------------
Class C               $18.10
----------------------------
Class Z               $18.70
----------------------------


TOP 10 HOLDINGS AS OF 8/31/99

Softbank Corp.                     4.2%
---------------------------------------
Sodick Co., Ltd.                   3.1%
---------------------------------------
Shohkoh Fund                       2.6%
---------------------------------------
Drake Beam~Morin-Japan, Inc.       2.6%
---------------------------------------
Hikari Tsushin, Inc.               2.6%
---------------------------------------
Aiful Corp.                        2.2%
---------------------------------------
Don Quijote Co., Ltd.              2.2%
---------------------------------------
Murata Manufacturing Co., Ltd.     2.1%
---------------------------------------
Fujitsu Support & Services, Inc.   2.1%
---------------------------------------
Union Tool                         2.1%

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

                  NEWPORT JAPAN OPPORTUNITIES FUND PERFORMANCE
          VS. LIPPER JAPANESE FUNDS CATEGORY AVERAGE: 8/31/98 - 8/31/99

                  Japan Opportunities Fund           114.09%
                  Lipper Average                      83.23%

Source: Lipper, Inc. The Fund's Class A share return is compared to the Lipper Japanese Funds category average. Returns do not include sales charges. Performance for all other shares will vary.

Past performance cannot guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. Performance results assume reinvestment of distributions.

ANNUAL REPORT: NEWPORT JAPAN OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

THE FUND PERFORMED VERY WELL DURING THE PERIOD

Newport Japan Opportunities Fund returned 114.09% for the 12-month period, based on Class A shares without a sales charge. That was significantly higher than the Lipper Japanese Funds category, which returned an average of 83.23%, and the Nikkei 225 Index, a broad-based measure of the Japanese stock market, which gained 24.70% for the same period. We believe the Fund's performance can be attributed to our dynamic management style, which seeks overlooked stocks in companies that have strong positions in rapidly growing businesses.

GOVERNMENT STIMULUS PACKAGE IS BEGINNING TO WORK

During the year, the Japanese government engineered a $1.1 trillion economic recovery program that, so far, has exceeded official expectations. The infusion of funds into the banking system gave banks additional liquidity, enabling them to lend money to a wider range of businesses. This increased credit contributed to higher consumer confidence and helped boost capital spending by corporations. Nevertheless, the recovery is still in the early stages, as actual improvements in the economy to date have been relatively modest. However, because the decline in Japan's economy has been so dramatic and long-lasting, the reversal of the negative trend has played a large part in igniting the financial markets.

STOCK SELECTION FOLLOWED THREE MAIN THEMES

The Fund concentrated on finding companies that capitalized on three major themes: corporate restructuring, global product dominance and niche marketing. Sony (1.7% of net assets) is a good example of a global company that has made significant strides in restructuring. It has revitalized its organization to pay more attention to shareholder value. And because it dominates the markets for its products -- which include a wide range of electronic products and devices as well as recorded music -- the company has been less vulnerable to the effects of a stronger yen. A strong yen can be a challenge for Japanese exporting companies that must compete in a global marketplace because it makes Japanese products more expensive outside of Japan.

The Fund also owns Don Quijote (2.2% of net assets), a popular retailer and an example of a company that has succeeded in creating a niche for itself -- stores are kept open until midnight, turning shopping into a form of entertainment. Moreover, in a significant break with Japanese business tradition, the company judges and rewards the profitability of each department.

C-TwoNetwork (1.9% of net assets) is another niche company that has been a strong performer in the portfolio. It is a grocery chain that has successfully marketed generic products to its customers. Shoppers get the benefit of lower prices while the company rings up higher profit margins.

SMALL COMPANIES, BIG OPPORTUNITIES

Small companies have been some of the portfolio's best performers. Since many of these firms are relatively new, they are free of many of the cultural systems and bureaucracies that have made some of Japan's older, larger companies less competitive. In addition, the Fund is concentrated in several small companies in the rapidly growing technology and non-bank financial sectors. Because technology is a large weighting in the portfolio, the Fund has benefited from strong performance in that sector. Non-bank financials are the Fund's fourth largest position. These companies provide credit primarily to small businesses that don't qualify for bank loans. As Japan's economy has improved, these lenders have seen an increase in business.

A POSITIVE OUTLOOK

We believe the prospects for the Japanese stock market will remain positive, as long as the current economic recovery is sustained. The stock market is still well below where it was at the Fund's inception on June 3, 1996, although the Fund has still averaged over 20% annually, excluding sales charges, since this date. And, despite the recent improvement, the economy is still well below where it was in 1996. In this environment, we are optimistic that through careful stock selection we can continue to provide value for the Fund's shareholders. The Japanese stock market is one of the few markets in the world where active management has made a difference for investors.

/s/ David Smith

    David Smith

David Smith is a senior vice president of Newport Fund Management.

CHANGE IN TOP FIVE SECTOR BREAKDOWNS 8/31/99 VS. 8/31/98

                                 FUNDS AS        FUNDS AS
                                OF 8/31/99      OF 8/31/98
                                ----------      ----------
MANUFACTURING                      25.8%          55.2%
SERVICES                           14.3%          11.6%
RETAIL TRADE                        9.0%           7.8%
FINANCIALS                          8.5%          16.0%
COMMUNICATIONS                      4.8%           0.9%


Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same sector breakdown in the future.

BOUGHT
--------------------------------------------------------------------------------
HIKARI TSUSHIN
(2.6% of net assets), one of Japan's top retailers of cellular phones. Forty percent of Japanese households have cellular phones -- one of the highest usage rates in the world. The company also invests in internet-related businesses.

SOLD
--------------------------------------------------------------------------------
Mercion, a company that participated in the red wine boom in Japan. When liquor stores reported that their inventories had swelled, we sold the stock before it lost ground.

ANNUAL REPORT: NEWPORT JAPAN OPPORTUNITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

  PERFORMANCE OF A $10,000 INVESTMENT IN
     CLASS A SHARES 6/30/96 - 8/31/99

             NJOF       NJOF          MSCI
           Without      With          Japan
        Sales Charge  Sales Charge    Index
-------------------------------------------
6/96      $10,000      $ 9,425      $10,000
7/96        9,768        9,206        9,552
8/96        9,382        8,842        9,125
9/96        9,391        8,851        9,441
10/96       8,928        8,414        8,808
11/96       9,150        8,623        8,976
12/96       9,005        8,487        8,356
1/97        8,676        8,177        7,446
2/97        8,802        8,295        7,620
3/97        8,754        8,250        7,369
4/97        9,179        8,651        7,636
5/97       10,213        9,625        8,480
6/97       10,676       10,006        9,113
7/97       11,082       10,444        8,836
8/97        9,710        9,151        8,069
9/97        9,923        9,352        7,947
10/97       9,488        8,942        7,207
11/97       9,043        8,523        6,765
12/97       8,726        8,224        6,378
1/98        9,278        8,744        6,947
2/98        9,104        8,580        6,983
3/98        8,717        8,215        6,508
4/98        8,862        8,352        6,481
5/98        8,455        7,968        6,125
6/98        8,484        7,996        6,211
7/98        8,823        8,315        6,130
8/98        8,387        7,904        5,431
9/98        8,194        7,722        5,282
10/98       8,930        8,416        6,168
11/98       9,598        9,046        6,450
12/98      10,218        9,630        6,700
1/99       10,247        9,657        6,748
2/99       10,247        9,657        6,600
3/99       12,039       11,346        7,516
4/99       12,969       12,223        7,830
5/99       12,571       11,848        7,388
6/99       14,886       14,030        8,088
7/99       16,630       15,673        8,895
8/99       17,956       16,924        8,833


PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 6/30/96 - 8/31/99

              Without      With
               Sales       Sales
              Charge      Charge

Class A      $17,956     $16,924
--------------------------------
Class B      $17,557     $17,257
--------------------------------
Class C      $17,548     $17,548
--------------------------------
Class Z      $18,111       N/A
--------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/99

Share Class               A                         B                         C                  Z
Inception Date         6/3/96                     6/3/96                    6/3/96            6/3/96
---------------------------------------------------------------------------------------------------------
                Without       With         Without       With       Without        With       Without
                 Sales        Sales         Sales        Sales       Sales         Sales       Sales
                Charge       Charge        Charge       Charge      Charge        Charge      Charge
---------------------------------------------------------------------------------------------------------
1 year          114.09%      101.78%      112.56%      107.56%      112.69%      111.69%      114.70%
---------------------------------------------------------------------------------------------------------
Life of Fund     21.03        18.85        20.16        19.55        20.14        20.14         21.35
---------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

Share Class               A                         B                         C                  Z
---------------------------------------------------------------------------------------------------------
                Without       With         Without       With       Without        With       Without
                 Sales        Sales         Sales        Sales       Sales         Sales       Sales
                Charge       Charge        Charge       Charge      Charge        Charge      Charge
---------------------------------------------------------------------------------------------------------
1 year           75.46%       65.37%       74.25%       69.25%       74.25%       73.25%       76.02%
---------------------------------------------------------------------------------------------------------
Life of Fund     15.08        12.89        14.23        13.48        14.23        14.23        15.37
---------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With Sales Charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge of 5% for one year and 3% for life of Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged index that tracks the performance of Japanese stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
August 31, 1999
(In thousands)
                                                        SHARES       VALUE
COMMON STOCKS - 67.4%
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 9.3%
FINANCIAL SERVICES - 1.0%
Aeon Credit Service Co., Ltd.                                  5      $   478
                                                                      -------

NONDEPOSITORY CREDIT INSTITUTIONS - 7.5%
Acom Co., Ltd.                                                 5          507
Aiful Corp.                                                    6        1,110
Shohkoh Fund                                                   2        1,303
Takefuji Corp.                                                 5          804
                                                                      -------
                                                                        3,724
                                                                      -------
REAL ESTATE - 0.8%
Mitsubishi Estate Co., Ltd.                                   40          413
                                                                      -------
-----------------------------------------------------------------------------
MANUFACTURING - 25.8%
CHEMICALS & ALLIED PRODUCTS - 2.8%
Fujimi, Inc.                                                  12          630
Takeda Chemical Industries Ltd.                               15          753
                                                                      -------
                                                                        1,383
                                                                      -------
COMMUNICATIONS EQUIPMENT - 3.4%
Matsushita Communication Industrial Co.                       10          850
Sony Corp.                                                     7          841
                                                                      -------
                                                                        1,691
                                                                      -------
ELECTRICAL INDUSTRIAL EQUIPMENT - 5.1%
Nidec Corp.                                                    5          985
Sodick Co., Ltd. (a)                                         160        1,540
                                                                      -------
                                                                        2,525
                                                                      -------
ELECTRONIC COMPONENTS - 3.3%
Murata Manufacturing Co., Ltd.                                13        1,044
Rohm Co., Ltd.                                                 3          597
                                                                      -------
                                                                        1,641
                                                                      -------
FOOD & KINDRED PRODUCTS - 4.1%
Ito En Ltd.                                                   13        1,004
Kirin Brewery Co., Ltd.                                       50          607
Nissin Food Products Co., Ltd.                                15          397
                                                                      -------
                                                                        2,008
                                                                      -------
MACHINERY & COMPUTER EQUIPMENT - 3.5%
Canon, Inc.                                                   25          730
Union Tool                                                    11        1,024
                                                                      -------
                                                                        1,754
                                                                      -------
MEASURING & ANALYZING INSTRUMENTS - 3.6%
Fuji Photo Film Co., Ltd.                                     10          365
Keyence Corp.                                                  4          853
Terumo Corp.                                                  18          575
                                                                      -------
                                                                        1,793
                                                                      -------
-----------------------------------------------------------------------------
RETAIL TRADE - 9.0%
FOOD STORES - 1.9%
C Two-Network Co., Ltd. (a)                                    4          949
                                                                      -------
GENERAL MERCHANDISE STORES - 5.4%
Don Quijote Co., Ltd.                                          5        1,081
Ryohin Keikaku Co., Ltd.                                       4          803
Ryohin Keikaku Co., Ltd. - New Shares (a)                      4          789
                                                                      -------
                                                                        2,673
                                                                      -------
HOME FURNISHINGS & EQUIPMENT - 1.7%
Yamada Denki Co.                                              13          830
                                                                      -------
-----------------------------------------------------------------------------
SERVICES - 14.3%
AMUSEMENT & RECREATION - 0.6%
People Co., Ltd.                                               6       $  300
                                                                      -------
AUTO REPAIR, RENTAL & PARKING - 1.1%
Park24 Co., Ltd.                                              11          536
                                                                      -------
COMPUTER RELATED SERVICES - 4.7%
Bellsystem 24, Inc.                                            1          602
Diamond Computer Services Co.                                 10          213
Fujitsu Support & Services, Inc.                               4        1,033
Orix Corp.                                                     5          481
                                                                      -------
                                                                        2,329
                                                                      -------
COMPUTER SOFTWARE - 2.9%
Fuji Soft ABC, Inc.                                           12          818
Nihon Unisys Ltd.                                             20          606
                                                                      -------
                                                                        1,424
                                                                      -------
ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.6%
Meitec Corp.                                                   9          320
                                                                      -------
HEALTH SERVICES - 1.8%
Fancl Corp.                                                    3          890
                                                                      -------
PERSONAL SERVICES - 2.6%
Drake Beam Morin - Japan, Inc.                                 7        1,278
                                                                      -------
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.8%
COMMUNICATIONS - 2.5%
Hikari Tsushin, Inc.                                           2        1,266
                                                                      -------

TELECOMMUNICATIONS - 2.3%
NTT Data Communications Systems Co.                          (b)          290
Nippon Telegraph & Telephone Corp.                           (b)          842
                                                                      -------
                                                                        1,132
                                                                      -------
-----------------------------------------------------------------------------
WHOLESALE TRADE - 4.2%
DURABLE GOODS
Softbank Corp.                                                 6        2,059
                                                                      -------
TOTAL COMMON STOCKS (cost of $15,100) (c)                              33,396
                                                                      -------

SHORT-TERM OBLIGATIONS - 30.3%
                                                         PAR
-----------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago
  Corp., dated 08/31/99, due 09/01/99 at
  5.400%, collateralized by U.S. Treasury
  bonds and/or notes with various
  maturities to 2027, market value $8,140
  (repurchase proceeds $7,993)                            $7,992        7,992
Federal National Mortgage Association,
  5.160% 09/01/99 (d)                                      7,013        7,012
                                                                      -------
TOTAL SHORT-TERM OBLIGATIONS                                           15,004
                                                                      -------

OTHER ASSETS & LIABILITIES, NET - 2.3%                                  1,162
-----------------------------------------------------------------------------
NET ASSETS - 100%                                                     $49,562
                                                                      =======

NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rounds to less than one.
(c)  Cost for federal income tax purposes is $17,873.
(d)  Rate represents yield at date of purchase.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
August 31, 1999
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $15,100)                                 $33,396
Short-term obligations                                               15,004
                                                                    -------
                                                                     48,400
Cash including foreign currencies
  (cost $143)                                           $  156
Receivable for:
  Fund shares sold                                       1,116
  Expense reimbursement due from
  Advisor/Administrator                                     21
  Dividends                                                 10
  Interest                                                   1
Other                                                        3        1,307
                                                        ------      -------
  Total assets                                                       49,707
LIABILITIES
Payable for:
  Fund shares repurchased                                   54
Accrued:
  Management fee                                            35
  Administration fee                                         9
  Transfer agent fee                                         9
  Bookkeeping fee                                            2
  Deferred Trustees fees                                     1
Other                                                       35
                                                        ------
  Total liabilities                                                     145
                                                                    -------
Net Assets                                                          $49,562
                                                                    =======
Class A

Net asset value & redemption price
  per share -- ($17,091/922)                                       $  18.54(a)
                                                                    -------
Maximum offering price per share -- ($18.54/0.9425)                $  19.67(b)
                                                                    -------
Class B

Net asset value & offering price
  per share -- ($21,333/1,178)                                     $  18.11(a)
                                                                    -------
Class C

Net asset value & offering price
  per share -- ($8,167/451)                                        $  18.10(a)
                                                                    -------
Class Z

Net asset value, offering & redemption
  price per share -- ($2,971/159)                                  $  18.70
                                                                    -------

COMPOSITION OF NET ASSETS
Capital paid in                                                     $33,656
Accumulated net investment loss                                        (413)
Accumulated net realized loss                                        (1,988)
Net unrealized appreciation on:
  Investments                                                        18,296
  Foreign currency transactions                                          11
                                                                    -------

                                                                    $49,562
                                                                    =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended August 31, 1999
(In thousands)

INVESTMENT INCOME
Dividends                                                      $    59
Interest                                                           145
                                                               -------
    Total Investment Income (net of nonreclaimable
      foreign taxes withheld
      at source which amounted to $10)                             204
EXPENSES
Management fee                                  $   200
Administration fee                                   52
Service fee - Class A, Class B, Class C              48
Distribution fee - Class B                           75
Distribution fee - Class C                           22
Transfer agent fee                                   61
Bookkeeping fee                                      27
Trustees fee                                          8
Custodian fee                                        13
Audit fee                                            46
Legal fee                                             7
Registration fee                                     41
Reports to shareholders                               1
Other                                                 9
                                                 ------
                                                    610
Fees and expenses waived by the
Advisor/Administrator                               (97)           513
                                                 ------        -------
    Net Investment Loss                                           (309)
                                                               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                      (142)
  Foreign currency transactions                       1
                                                 ------
    Net Realized Loss                                             (141)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                    18,492
  Foreign currency transactions                       5
                                                 ------
    Net Change in Unrealized
      Appreciation/Depreciation                                 18,497
                                                               -------
    Net Gain                                                    18,356
                                                               -------
Increase in Net Assets from Operations                         $18,047
                                                               -------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                        YEAR ENDED AUGUST 31
                                                       ----------------------
INCREASE (DECREASE) IN NET ASSETS                          1999        1998
-----------------------------------------------------------------------------
OPERATIONS
Net investment loss                                    $    (309)   $    (225)
Net realized loss                                           (141)      (1,910)
Net change in unrealized appreciation/depreciation        18,497         (167)
                                                       ---------    ---------
    Net Increase (Decrease) from Operations               18,047       (2,302)
                                                       ---------    ---------

DISTRIBUTIONS
From net realized gains -- Class A                          --            (10)
From net realized gains -- Class B                          --            (15)
From net realized gains -- Class C                          --             (7)
From net realized gains -- Class Z                          --             (3)
                                                       ---------    ---------
                                                          18,047       (2,337)
                                                       ---------    ---------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                       10,643        4,953
Value of distributions reinvested -- Class A                --              9
Cost of shares repurchased -- Class A                     (1,831)      (5,430)
                                                       ---------    ---------
                                                           8,812         (468)
                                                       ---------    ---------
Receipts for shares sold -- Class B                       10,907        5,636
Value of distributions reinvested -- Class B                --             13
Cost of shares repurchased -- Class B                     (4,074)      (4,899)
                                                       ---------    ---------
                                                           6,833          750
                                                       ---------    ---------
Receipts for shares sold -- Class C                        4,835        2,608
Value of distributions reinvested -- Class C                --              6
Cost of shares repurchased -- Class C                     (1,140)      (3,346)
                                                       ---------    ---------
                                                           3,695         (732)
                                                       ---------    ---------
Receipts for shares sold -- Class Z                           39          215
Value of distributions reinvested -- Class Z                --              3
Cost of shares repurchased -- Class Z                        (85)         (47)
                                                       ---------    ---------
                                                             (46)         171
                                                       ---------    ---------
    Net Increase (Decrease) from Fund
      Share Transactions                                  19,294         (279)
                                                       ---------    ---------
    Total Increase (Decrease)                             37,341       (2,616)

NET ASSETS
Beginning of period                                       12,221       14,837
                                                       ---------    ---------

End of period (including accumulated net
  investment loss of $413 and $175,
  respectively)                                        $  49,562    $  12,221
                                                       =========    =========

NUMBER OF FUND SHARES
Sold -- Class A                                              737          522
Issued for distributions reinvested -- Class A              --              1
Repurchased -- Class A                                      (148)        (596)
                                                       ---------    ---------
                                                             589          (73)
                                                       ---------    ---------
Sold -- Class B                                              806          607
Issued for distributions reinvested -- Class B              --              1
Repurchased -- Class B                                      (336)        (531)
                                                       ---------    ---------
                                                             470           77
                                                       ---------    ---------
Sold -- Class C                                              336          284
Issued for distributions reinvested -- Class C              --              1
Repurchased -- Class C                                      (104)        (368)
                                                       ---------    ---------
                                                             232          (83)
                                                       ---------    ---------
Sold -- Class Z                                                3           23
Issued for distributions reinvested -- Class Z              --             (a)
Repurchased -- Class Z                                       (10)          (5)
                                                       ---------    ---------
                                                              (7)          18
                                                       ---------    ---------

(a) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Newport Japan Opportunities Fund, a series of Liberty Funds Trust II, formerly Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of Japanese companies. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES
The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and have been amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Newport Fund Management, Inc. (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets.

ADMINISTRATION FEE
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator is the Fund's principal underwriter. For the year ended August 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $24,674 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $12, $57,976 and $3,478 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.75% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended August 31, 1999, purchases and sales of investments, other than short-term obligations, were $8,517,612 and $4,796,666, respectively.

Unrealized appreciation (depreciation) at August 31, 1999, based on cost of investments for federal income tax purposes was approximately:

    Gross unrealized appreciation                            $15,556,000
    Gross unrealized depreciation                               (33,000)
                                                             -----------
        Net unrealized appreciation                          $15,523,000
                                                             ===========

CAPITAL LOSS CARRYFORWARDS
At August 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              Year of                       Capital loss
            expiration                      carryforward
            ----------                      ------------
               2006                          $   68,000
               2007                           1,778,000
                                             ----------
                                             $1,846,000
                                             ----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1999.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
At August 31, 1999, the Fund had two shareholders, FTC & Company and Liberty Financial Companies, Inc., who owned greater than 5% of the Fund's shares outstanding.

-------------------------------------------------------------------------------

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended August 31, 2000. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through October 12, 1999, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such years.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                             YEAR ENDED AUGUST 31
                ---------------------------------------------------------------------------------------------------------------
                                       1999                                                      1998
                ---------------------------------------------------     -------------------------------------------------------
                 CLASS A       CLASS B       CLASS C       CLASS Z       CLASS A        CLASS B        CLASS C        CLASS Z
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET
  VALUE,
  BEGINNING OF
  PERIOD        $   8.660     $   8.520     $   8.510     $   8.710       $ 10.050       $  9.950       $  9.940       $ 10.070
                ---------     ---------     ---------     ---------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
 loss (a)(b)       (0.128)       (0.219)       (0.221)       (0.096)        (0.103)        (0.172)        (0.172)        (0.080)
Net realized
 and unrealized
 gain (loss)       10.008         9.809         9.811        10.086         (1.265)        (1.236)        (1.236)        (1.258)
                ---------     ---------     ---------     ---------       --------       --------       --------       --------
    Total from
     Investment
     Operations     9.880         9.590         9.590         9.990         (1.368)        (1.408)        (1.408)        (1.338)
                ---------     ---------     ---------     ---------       --------       --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net
 realized gains        --            --            --            --         (0.022)        (0.022)        (0.022)        (0.022)
                ---------     ---------     ---------     ---------       --------       --------       --------       --------
NET ASSET
 VALUE, END OF
 PERIOD         $  18.540     $  18.110     $  18.100     $  18.700       $  8.660       $  8.520       $  8.510       $  8.710
                ---------     ---------     ---------     ---------       --------       --------       --------       --------
Total return
 (c)(d)           114.09%       112.56%       112.69%       114.70%       (13.62)%       (14.16)%       (14.18)%       (13.30)%
                ---------     ---------     ---------     ---------       --------       --------       --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)        2.00%         2.75%         2.75%         1.75%          2.00%          2.75%          2.75%          1.75%
Net investment
 loss (e)         (1.03)%       (1.78)%       (1.78)%       (0.78)%        (1.12)%        (1.87)%        (1.87)%        (0.87)%
Fees and
 expenses
 waived or
 borne by the
 Advisor/
 Administrator (e)  0.46%         0.46%         0.46%         0.46%          0.72%          0.72%          0.72%          0.72%
Portfolio
 turnover             27%           27%           27%           27%            24%            24%            24%            24%
Net assets at
 end of period
 (000)          $  17,091     $  21,333      $  8,167      $  2,971       $  2,887       $  6,028       $  1,862       $  1,444

(a) Net of
    fees and
    expenses
    waived or
    borne by the
    Advisor/
    Administrator
    which
    amounted
    to:          $  0.057      $  0.057      $  0.057      $  0.057       $  0.066       $  0.066       $  0.066       $  0.066
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                YEAR ENDED AUGUST 31, 1997                            PERIOD ENDED AUGUST 31, 1996 (d)
                  ------------------------------------------------------      -------------------------------------------------
                   Class A        Class B      Class C(c)       Class Z        Class A       Class B      Class C      Class Z
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD           $  9.710       $  9.690       $  9.690       $  9.720      $  10.000      $ 10.000     $ 10.000     $ 10.000
                   --------       --------       --------       --------      ---------      --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
 loss (a)(b)         (0.094)        (0.170)        (0.170)        (0.069)        (0.016)       (0.034)      (0.034)      (0.010)
Net realized and
 unrealized gain
 (loss)               0.434          0.430          0.420          0.419         (0.274)       (0.276)      (0.276)      (0.270)
                   --------       --------       --------       --------      ---------      --------     --------     --------
    Total from
     Investment
     Operations       0.340          0.260          0.250          0.350         (0.290)       (0.310)      (0.310)      (0.280)
                   --------       --------       --------       --------      ---------      --------     --------     --------
NET ASSET VALUE,
END OF PERIOD      $ 10.050       $  9.950       $  9.940       $ 10.070      $   9.710      $  9.690     $  9.690     $  9.720
                   --------       --------       --------       --------      ---------      --------     --------     --------
Total return(e)(f)    3.50%          2.68%          2.58%          3.60%        (2.90)%(g)    (3.10)%(g)   (3.10)%(g)   (2.80)%(g)
                   --------       --------       --------       --------      ---------      --------     --------     --------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)          2.00%          2.75%          2.75%          1.75%          2.00%(i)      2.75%(i)     2.75%(i)     1.75%(i)
Net investment
 loss (h)           (0.93)%        (1.68)%        (1.68)%        (0.68)%        (0.66)%(i)    (1.41)%(i)   (1.41)%(i)   (0.41)%(i)
Fees and
 expenses
 waived or
 borne by the
 Advisor/
 Administrator
 (h)                  1.79%          1.79%          1.79%          1.79%          9.13%(i)      9.13%(i)     9.13%(i)     9.13%(i)
Portfolio
 turnover               20%            20%            20%            20%             --            --           --           --
Net assets at
 end of period
 (000)             $  4,073       $  6,275       $  3,001       $  1,488       $  1,066      $  1,197       $  472     $  1,214


(a) Net of fees
     and expenses
     waived or
     borne by the
     Advisor/
     Administrator
     which
     amounted to:  $  0.180       $  0.180       $  0.180       $  0.180       $  0.230      $  0.230     $  0.230     $  0.230
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(d) The Fund commenced investment operations on June 3, 1996.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST II
AND THE SHAREHOLDERS OF NEWPORT JAPAN OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Japan Opportunities Fund (the "Fund") (a series of Liberty Funds Trust II, formerly Colonial Trust
II), at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1999

ANNUAL REPORT: NEWPORT JAPAN OPPORTUNITIES FUND

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                         WILLIAM E. MAYER
Consultant (formerly Special               Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;          (formerly Dean, College of Business
President and Chief Operating              and Management, University of
Officer, New York Stock Exchange,          Maryland; Dean, Simon Graduate
Inc.; President, American Stock            School of Business, University of
Exchange Inc.)                             Rochester; Chairman and Chief
                                           Executive Officer, CS First Boston
TOM BLEASDALE                              Merchant Bank; and President and
Retired (formerly Chairman of the          Chief Executive Officer, The First
Board and Chief Executive Officer,         Boston Corporation)
Shore Bank & Trust Company)
                                           JAMES L. MOODY, JR.
JOHN V. CARBERRY                           Retired (formerly Chairman of the
Senior Vice President of Liberty           Board, Chief Executive Officer and
Financial Companies, Inc. (formerly        Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                                  JOHN J. NEUHAUSER
                                           Dean, Boston College School of
LORA S. COLLINS                            Management
Attorney (formerly Attorney,
Kramer, Levin, Naftalis & Frankel)         THOMAS E. STITZEL
                                           Professor of Finance, College of
JAMES E. GRINNELL                          Business, Boise State University;
Private Investor (formerly Senior          Business Consultant and Author
Vice President-Operations, The
Rockport Company)                          ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
RICHARD W. LOWRY                           Management Consultant, Saatchi and
Private Investor (formerly Chairman        Saatchi Consulting Ltd. and
and Chief Executive Officer, U.S.          Principal and International
Plywood Corporation)                       Practice Director, Management
                                           Consulting, Peat Marwick Main & Co.)
SALVATORE MACERA
Private Investor (formerly                 ANNE-LEE VERVILLE
Executive Vice President of Itek           Consultant (formerly General
Corp. and President of Itek Optical        Manager, Global Education Industry,
& Electronic Industries, Inc.)             and President, Applications
                                           Solutions Division, IBM
                                           Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Newport Japan Opportunities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Japan Opportunities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------
[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
--------------------------------------------------------------------------------
[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
--------------------------------------------------------------------------------
[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   Leaders in Asian investing with a global reach.
--------------------------------------------------------------------------------
[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
--------------------------------------------------------------------------------
       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
--------------------------------------------------------------------------------

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
NEWPORT JAPAN OPPORTUNITIES FUND ANNUAL REPORT
--------------------------------------------------------------------------------
                                                                 -------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
[Graphic                                                         HOLLISTON, MA
 Omitted]  L I B E R T Y                                         PERMIT NO. 20
           -----------------                                     -------------
                   F U N D S
           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


                                                JO-02/766H-0899 (10/99) 99/1243